UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  June 13, 2009

GOLDPOINT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53452	75-3250686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 North America Way, Suite 201 Miami, Florida	33132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	305-416-6402

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

Press Release - Goldpoint Resources, Inc. completes reverse acquistion with shareholder of privately held Island Breeze International.

EXHIBIT INDEX

Exhibit No.  Description of Exhibit

99.1                   Press Release issued June13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDPOINT RESOURCES, INC.

Date: June 15, 2009	By:	/s/ Steven G. Weismann
Steven G. Weismann, Chief Financial Officer